SECOND AMENDMENT TO
                            EMPLOYMENT AGREEMENT

WHEREAS, Casual Male Retail Group, Inc., and Linda B. Carlo ("Executive") entered into a certain Employment Agreement dated as of July 9, 2003, (hereinafter referred to as the "Agreement"); and

WHEREAS, Company and Executive wish to amend, modify and/or restate certain terms, provisions, conditions, and covenants of the Agreement.

NOW, THEREFORE, in consideration of the foregoing, and of the promises, covenants, conditions and agreements contained herein, and for One Dollar ($1.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, the Company and Executive hereby agree to amend the Agreement as follows:

1. Section 2 of the Agreement is herby deleted in its entirety and the following is hereby substituted in lieu thereof:

            "2.         TERM

            The term of employment under this agreement shall begin on August 4, 2006 ("Employment Date") and shall continue through March 31, 2008, subject to prior termination in accordance with the terms hereof"

2. Section 3 (a) of the Agreement is hereby deleted in it's entirety and the following is hereby substituted in lieu thereof:

            "3.         COMPENSATION

(a)	As compensation for the employment services to be rendered
    by the Executive hereunder, the Company agrees to pay to executive, and Executive agrees to accept, payable in equal installments in accordance with Company practice, an annual base salary of $313,656.75 effective May 7, 2006.

3. Except as herein specifically modified and amended, all of the terms, provisions, conditions, and covenants of the Agreement shall continue in full force and effect and shall be deemed unchanged except to the extent modified and amended herein.

       IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Employment Agreement as a sealed instrument, in any number of counterpart copies, each of which shall be deemed an original for all purposes, as of the day and year first written below.


CASUAL MALE RETAIL GROUP, INC. (Company)

By:  /s/DAVID A. LEVIN                                        August 2, 2006
    -------------------                                       ---------------
        David A. Levin                                        Date
        President and Chief Executive Officer



By:  /s/DENNIS R. HERNREICH                                   August 2, 2006
     ----------------------------                             ---------------
     Dennis R. Hernreich                                      Date
     Secretary


     EXECUTIVE
    /s/ LINDA B. CARLO                                    August 2, 2006
    -------------------                                   -----------------
        Linda B. Carlo                                    Date